ALLIANCE
                             ----------------------
                                VARIABLE PRODUCTS
                             ----------------------
                                   SERIES FUND
                             ----------------------
                                ALLIANCEBERNSTEIN
                             ----------------------
                             REAL ESTATE INVESTMENT
                             ----------------------
                                    PORTFOLIO
                             ----------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 2001

                          Investment Products Offered
                          ---------------------------
                           > Are Not FDIC Insured
                           > May Lose Value
                           > Are Not Bank Guaranteed
                          ---------------------------

ALLIANCEBERNSTEIN
REAL ESTATE INVESTMENT PORTFOLIO          Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

February 12, 2002

Dear Investor:

We are pleased to provide you with an update of Alliance Variable Products Series Fund--AllianceBernstein Real Estate Investment Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2001.

INVESTMENT OBJECTIVE

The Portfolio seeks a total return on its assets from long-term growth of capital and income primarily by investing in the equity securities of companies primarily engaged in, or related to, the real estate industry.

INVESTMENT RESULTS

Listed below are the Portfolio's average annual total returns for the one-year and since inception periods ended December 31, 2001.

1 Year                                                                    10.79%
Since Inception (1/97)                                                     5.90%

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

During the six-and 12-month periods ended December 31, 2001, the Portfolio returned 2.59% and 10.79%, respectively. The Portfolio's benchmarks, the National Association of Real Estate Investment Trust (NAREIT) Equity Index and Standard & Poor's (S&P) 500 Stock Index, posted returns of 2.23% and -5.56% for the six-month period, respectively, and 13.93% and -11.89% for the 12-month period, respectively. The NAREIT Equity Index and real estate stocks overall fared well in 2001. These returns compared quite favorably to the second consecutive annual decline produced by the broad equity market, as represented by the S&P 500 Stock Index.

The Portfolio's 314 basis point lag during the 12-month period under review, relative to the NAREIT Equity Index, was generated primarily in the first quarter of 2001. Sector and geographic selection were both neutral factors for the Portfolio, while market capitalization was a negative factor. The Portfolio was underweight relative to the benchmark in the smaller, higher yielding names that drove performance in the early months of 2001. This was offset, to a small extent, with stock selection. Some of the Portfolio's larger active exposures to esoteric companies performed quite well throughout the year.

INVESTMENT STRATEGY

Over the course of 2001, the Portfolio exposures shifted dramatically. We increased the retail holdings from 16.5% of invested capital at the beginning of the year to 21.4% at year-end. This reflects our confidence in the stability of retail property (even in the face of the well-publicized problems of the retailers themselves) and the low valuations of the companies in the sector. We reduced the Portfolio's investments in companies heavily exposed to northern California office and apartment properties or those with large development pipelines. We also further reduced the already low exposure to the hotel sector.

MARKET REVIEW

Within the real estate sector, returns were driven by less economically sensitive sectors such as health care, self-storage, regional malls and community retail, which rose 51.9%, 43.2%, 31.9% and 29.9%, respectively. The lagging sectors in 2001 included lodging (the only sector with a decline), office and industrial properties.

Sector selection was not the full story in 2001. Geographic and economic exposure were significant variables affecting relative performance last year, as well. As expected, technology related tenant exposure hurt landlords in 2001. This was equally true for office and apartment companies. Exposure to the former high-flying markets of northern California, Seattle, suburban Boston, and northern Virginia, among others, hurt relative performance. Exposure to urban hotels hurt performance in the aftermath of September 11. In addition, smaller, higher yielding real estate investment trusts (REITs) tended to outperform early in the year as, primarily, retail investors sought income in an environment starved for it by Federal Reserve Bank activity.

OUTLOOK

We begin 2002 with a Portfolio that is approximately 34% invested in office companies, 22% in apartments, 21% in retail, 8% in industrial, 3% in hotels and 12% other and mixed. The Portfolio remains well above the benchmark in its office exposure and well below the benchmark in hotel and other or mixed categories. This reflects our confidence in the stability of the metropolitan New York office market. This large market represents all of the Portfolio's excess exposure to the office mar-

ALLIANCEBERNSTEIN
REAL ESTATE INVESTMENT PORTFOLIO          Alliance Variable Products Series Fund
================================================================================

ket. In fact, the Portfolio is underweighted toward office markets outside the New York metro area. To a lesser degree, the Portfolio is above the benchmark in the industrial markets, as these tend to be more stable than most other real estate markets.

Throughout this discussion of the Portfolio, we have returned to the concept of stability. This reflects our less than sanguine view of real estate today. The U.S. economy is mired in a recession. Real estate markets and stocks performed remarkably well going into this phase of the economy, primarily because supply of new space was well constrained in most property types in most geographic markets. The relative lack of supply allowed landlords to hold rents at high levels even as demand slowed. The economic shutdown after September 11 changed these dynamics. In many respects, demand ceased to exist as many decisions were delayed in the face of employment cutbacks and slower overall economic activity. In general, rental rates have weakened and vacancy rates have increased in recent months. Growth expectations for real estate companies in 2002 have declined precipitously, as well, from an expected 7% six months ago to 3% today. And although many prognosticators are predicting an economic rebound in coming months, we expect real estate fundamentals to lag the overall economy on the way back up. This would conform to the "normal" cyclical pattern. This lag will likely restrain share price appreciation in the near-term.

Given this backdrop, we are conservative in security selection today. The Portfolio is not anticipating any significant outperformance by any sector in the early part of 2002, as near-term performance will likely be driven by yield, valuation and incremental trading. As a recovery gathers force, we expect economically sensitive sectors with short lease duration--hotels and apartments--to lead. Although the timing of this transition is uncertain, we think it is too early to begin accumulating larger exposures in these areas.

In conclusion, we expect that 2002 will be a challenging year. In times such as these, the near-certainty of real estate cash flows and REIT dividends may continue to appeal to a broad cross-section of investors. If so, REIT valuations may expand. If not, we would expect this sector to provide investors returns near 10% this year. This level of return would be below the sector's long-term average of 14% per annum, yet still attractive compared to other investment alternatives.

We appreciate your investment in AllianceBernstein Real Estate Investment Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Daniel G. Pine

Daniel G. Pine
Vice President and Portfolio Manager


/s/ David A Kruth

David A Kruth
Vice President and Portfolio Manager

ALLIANCEBERNSTEIN
REAL ESTATE INVESTMENT PORTFOLIO          Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

[The following table was depicted as a mountain chart in the printed material.]

S&P 500 Stock Index : $15,649
AB Real Estate Investment Portfolio: $13,302

                         Real Estate             S&P 500
                     Investment Portfolio      Stock Index
----------------------------------------------------------
    1/31/97*              $10,000                $10,000
    12/31/97              $12,340                $12,551
    12/31/98              $ 9,987                $16,141
    12/31/99              $ 9,477                $19,536
    12/31/00              $12,006                $17,758
    12/31/01              $13,302                $15,649


      Past performance is no guarantee of future results.

      This chart illustrates the total value of an assumed $10,000 investment in the Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for the Portfolio. Performance results for the Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      The unmanaged Standard and Poor's (S&P) 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market.

----------

* Month-end closest to Portfolio inception. Inception date for the Portfolio is 1/9/97.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                     U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Equity Office Properties Trust              $  4,142,918            9.2%
--------------------------------------------------------------------------------
Vornado Realty Trust                           2,808,000            6.2
--------------------------------------------------------------------------------
Boston Properties, Inc.                        2,652,400            5.9
--------------------------------------------------------------------------------
Apartment Investment & Management Co.          2,053,277            4.6
--------------------------------------------------------------------------------
Equity Residential Properties Trust            2,006,829            4.5
--------------------------------------------------------------------------------
Mack-Cali Realty Corp.                         1,724,712            3.8
--------------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.            1,688,736            3.8
--------------------------------------------------------------------------------
Kimco Realty Corp.                             1,673,728            3.7
--------------------------------------------------------------------------------
General Growth Properties, Inc.                1,590,800            3.5
--------------------------------------------------------------------------------
SL Green Realty Corp.                          1,320,530            2.9
                                            ------------           ----
--------------------------------------------------------------------------------
                                            $ 21,661,930           48.1%
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

Company                                                Shares       U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-94.6%
REAL ESTATE
   INVESTMENT TRUSTS-93.1%
OFFICE-24.0%
Alexandria Real Estate
   Equities, Inc. ...........................          23,000        $   945,300
Boston Properties, Inc. .....................          69,800          2,652,400
Equity Office Properties Trust ..............         137,730          4,142,918
Mack-Cali Realty Corp. ......................          55,600          1,724,712
SL Green Realty Corp. .......................          43,000          1,320,530
                                                                     -----------
                                                                      10,785,860
                                                                     -----------

APARTMENTS-21.4%
Apartment Investment &
   Management Co. ...........................          44,900          2,053,277
Archstone Communities
   Trust ....................................          41,500          1,091,450
Avalon Bay Communities,
   Inc ......................................          24,800          1,173,288
Camden Property Trust .......................          35,800          1,313,860
Equity Residential Properties
   Trust ....................................          69,900          2,006,829
Essex Property Trust, Inc. ..................          19,900            983,259
Gables Residential Trust ....................          33,900          1,003,440
                                                                     -----------
                                                                       9,625,403
                                                                     -----------

REGIONAL MALLS-12.1%
General Growth Properties,
   Inc ......................................          41,000          1,590,800
Glimcher Realty Trust .......................          17,100            321,993
Macerich Co. ................................          34,300            912,380
Mills Corp. .................................          36,500            966,520
Rouse Co. ...................................          18,500            541,865
Simon Property Group, Inc. ..................          38,000          1,114,540
                                                                     -----------
                                                                       5,448,098
                                                                     -----------

DIVERSIFIED-8.7%
iStar Financial, Inc. .......................          45,300          1,130,235
Vornado Realty Trust ........................          67,500          2,808,000
                                                                     -----------
                                                                       3,938,235
                                                                     -----------

SHOPPING CENTERS-8.1%
Developers Diversified
   Realty Corp. .............................          14,830            283,253
Kimco Realty Corp. ..........................          51,200          1,673,728
Pan Pacific Retail Properties,
   Inc ......................................          58,800          1,688,736
                                                                     -----------
                                                                       3,645,717
                                                                     -----------

                                                    Shares or
                                                    Principal
                                                      Amount
Company                                                (000)        U.S. $ Value
--------------------------------------------------------------------------------

WAREHOUSE &
   INDUSTRIAL-7.1%
AMB Property Corp. ..........................          46,500        $ 1,209,000
CenterPoint Properties Corp. ................          19,400            966,120
Keystone Property Trust .....................          10,500            137,445
ProLogis Trust ..............................          41,200            886,212
                                                                     -----------
                                                                       3,198,777
                                                                     -----------

OFFICE - INDUSTRIAL
   MIX-6.2%
Duke - Weeks Realty Corp. ...................          39,700            965,901
Mission West Properties, Inc. ...............          45,200            574,944
Reckson Associates Realty
   Corp .....................................          53,200          1,242,752
                                                                     -----------
                                                                       2,783,597
                                                                     -----------

HOSPITALITY-2.6%
Host Marriott Corp. .........................          63,800            574,200
MeriStar Hospitality Corp. ..................          43,800            621,960
                                                                     -----------
                                                                       1,196,160
                                                                     -----------

STORAGE-1.5%
Public Storage, Inc. ........................          19,700            657,980
                                                                     -----------

HEALTHCARE-1.4%
Senior Housing
   Properties Trust .........................          44,100            613,431
                                                                     -----------
                                                                      41,893,258
                                                                     -----------

REAL ESTATE
   DEVELOPMENT &
   MANAGEMENT-1.5%
TrizecHahn Corp. (Canada) ...................          42,950            674,315
                                                                     -----------
Total Common Stocks
   (cost $38,649,504) .......................                         42,567,573
                                                                     -----------

SHORT-TERM
   INVESTMENT-5.2%
TIME DEPOSIT-5.2%
State Street Euro Dollar
   1.25%, 1/02/02
   (cost $2,351,000) ........................          $2,351          2,351,000
                                                                     -----------

TOTAL
   INVESTMENTS-99.8%
   (cost $41,000,504) .......................                         44,918,573
Other assets
   less liabilities-0.2% ....................                            100,918
                                                                     -----------

NET ASSETS-100% .............................                        $45,019,491
                                                                     ===========

----------

See Notes to Financial Statements.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $41,000,504) .....    $ 44,918,573
   Cash .......................................................             916
   Dividends and interest receivable ..........................         235,099
   Receivable for capital stock sold ..........................          54,128
   Deferred organization expenses .............................              93
                                                                   ------------

   Total assets ...............................................      45,208,809
                                                                   ------------

LIABILITIES
   Payable for investment securities purchased ................          89,548
   Payable for capital stock redeemed .........................          38,801
   Advisory fee payable .......................................          30,239
   Accrued expenses ...........................................          30,730
                                                                   ------------

   Total liabilities ..........................................         189,318
                                                                   ------------

NET ASSETS ....................................................    $ 45,019,491
                                                                   ============

COMPOSITION OF NET ASSETS
   Capital stock, at par ......................................    $      3,915
   Additional paid-in capital .................................      42,617,708
   Undistributed net investment income ........................       1,470,476
   Accumulated net realized loss on investments ...............      (2,990,677)
   Net unrealized appreciation of investments .................       3,918,069
                                                                   ------------

                                                                   $ 45,019,491
                                                                   ============

Class A Shares
   Net assets .................................................    $ 39,416,902
                                                                   ============
   Shares of capital stock outstanding ........................       3,426,832
                                                                   ============
   Net asset value per share ..................................    $      11.50
                                                                   ============

Class B Shares
   Net assets .................................................    $  5,602,589
                                                                   ============
   Shares of capital stock outstanding ........................         487,785
                                                                   ============
   Net asset value per share ..................................    $      11.49
                                                                   ============

----------

See Notes to Financial Statements.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2001              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends .................................................      $ 1,766,396
   Interest ..................................................           44,092
                                                                    -----------

   Total investment income ...................................        1,810,488
                                                                    -----------

EXPENSES
   Advisory fee ..............................................          288,531
   Distribution fee--Class B .................................            3,663
   Custodian .................................................           69,185
   Administrative ............................................           69,000
   Audit and legal ...........................................           27,643
   Printing ..................................................           16,575
   Amortization of organization expenses .....................            3,997
   Directors' fees ...........................................            1,665
   Transfer agency ...........................................              955
   Miscellaneous .............................................            2,310
                                                                    -----------

   Total expenses ............................................          483,524
   Less: expenses waived and reimbursed (see Note B) .........         (154,189)
                                                                    -----------

   Net expenses ..............................................          329,335
                                                                    -----------

   Net investment income .....................................        1,481,153
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investment transactions ..............        1,050,213
   Net change in unrealized appreciation/depreciation
     of investments ..........................................        1,105,956
                                                                    -----------

   Net gain on investments ...................................        2,156,169
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...................      $ 3,637,322
                                                                    ===========

----------

See Notes to Financial Statements.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                         Year Ended      Year Ended
                                                        December 31,    December 31,
                                                            2001            2000
                                                        ============    ============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ............................   $  1,481,153    $    869,092
   Net realized gain (loss) on investments ..........      1,050,213      (1,163,441)
   Net change in unrealized appreciation/depreciation
     of investments .................................      1,105,956       5,438,098
                                                        ------------    ------------
   Net increase in net assets from operations .......      3,637,322       5,143,749
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ........................................     (1,103,352)       (908,379)
     Class B ........................................        (17,267)             -0-
CAPITAL STOCK TRANSACTIONS
   Net increase .....................................     13,378,495       7,036,447
                                                        ------------    ------------
   Total increase ...................................     15,895,198      11,271,817
NET ASSETS
   Beginning of period ..............................     29,124,293      17,852,476
                                                        ------------    ------------
   End of period (including undistributed net
   investment income of $1,470,476 and
   $1,109,942, respectively) ........................   $ 45,019,491    $ 29,124,293
                                                        ============    ============

----------

See Notes to Financial Statements.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The AllianceBernstein Real Estate Investment Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio was formerly known as Alliance Real Estate Investment Portfolio. The Portfolio's investment objective is to seek total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of $20,000 have been deferred and are being amortized on a straight line basis through January 2002.

4. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

6. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

7. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, there were no permanent differences.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .90% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2001.

During the year ended December 31, 2001, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2001, such waivers/reimbursements amounted to $154,189.

Broker commissions paid on investment transactions for the year ended December 31, 2001 amounted to $62,066, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $955 for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2001, were as follows:

Purchases:

Stocks and debt obligations ............................           $ 24,573,413
U.S. government and agencies ...........................                     -0-

Sales:

Stocks and debt obligations ............................           $ 11,214,533
U.S. government and agencies ...........................                     -0-

At December 31, 2001, the cost of investments for federal income tax purposes was $41,230,435. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation ..........................           $  4,134,873
Gross unrealized depreciation ..........................               (446,734)
                                                                   ------------

Net unrealized appreciation ............................           $  3,688,139
                                                                   ============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2001, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writ-

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

ing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2001 and December 31, 2000 were as follows:

                                                        2001              2000
                                                     ==========         ========

Distributions paid from:
   Ordinary income .........................         $1,120,619         $908,379
                                                     ----------         --------
Total taxable distributions ................          1,120,619          908,379
                                                     ----------         --------
Total distributions paid ...................         $1,120,619         $908,379
                                                     ==========         ========

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ..........................         $ 1,470,476
                                                                 -----------
Accumulated earnings ...................................           1,470,476
Accumulated capital and other losses ...................          (2,760,746)(a)
Unrealized appreciation/(depreciation) .................           3,688,138(b)
                                                                 -----------
Total accumulated earnings/(deficit) ...................         $ 2,397,868
                                                                 ===========

----------

(a) On December 31, 2001, the Portfolio had a net capital loss carryforward of $2,760,746 of which $643,843 expires in the year 2007 and $2,116,903 expires in the year 2008. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/PaineWebber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. UBS/Paine Webber will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2001, the Portfolio had no securities on loan. For the year ended December 31, 2001, the Portfolio received fee income of $13 which is included in interest income in the accompanying statement of operations.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                   ----------------------------    ----------------------------
                                              SHARES                          AMOUNT
                                   ----------------------------    ----------------------------
                                    Year Ended      Year Ended      Year Ended      Year Ended
                                   December 31,    December 31,    December 31,    December 31,
                                       2001            2000            2001            2000
                                   ============    ============    ============    ============
Class A
Shares sold ....................      1,298,132       1,291,503    $ 14,308,595    $ 13,107,868
Shares issued in reinvestment of
   dividends ...................        100,947          94,623       1,103,352         908,379
Shares redeemed ................       (680,521)       (691,283)     (7,434,272)     (6,979,800)
                                   ------------    ------------    ------------    ------------
Net increase ...................        718,558         694,843    $  7,977,675    $  7,036,447
                                   ============    ============    ============    ============

                                  April 24, 2001*                 April 24, 2001*
                                  to December 31,                 to December 31,
                                       2001                            2001
                                  ===============                 ===============
Class B
Shares sold ....................        488,395                    $  5,408,416
Shares issued in reinvestment of
   dividends ...................          1,580                          17,267
Shares redeemed ................         (2,190)                        (24,863)
                                   ------------                    ------------
Net increase ...................        487,785                    $  5,400,820
                                   ============                    ============

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

NOTE I: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2001.

----------

* Commencement of distribution.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       ----------------------------------------------------------
                                                                               CLASS A
                                                       ----------------------------------------------------------
                                                                                                      January 9,
                                                                 Year Ended December 31,              1997(a) to
                                                       ===========================================   December 31,
                                                         2001        2000        1999        1998        1997
                                                       =======     =======     =======     =======   ============
Net asset value, beginning of period ...............    $10.75      $ 8.87      $ 9.78      $12.34      $10.00
                                                       -------     -------     -------     -------     -------
Income From Investment Operations
Net investment income (b)(c) .......................       .47         .48         .56         .54         .56
Net realized and unrealized gain (loss)
   on investment transactions ......................       .67        1.84       (1.01)      (2.87)       1.78
                                                       -------     -------     -------     -------     -------
Net increase (decrease) in net asset
   value from operations ...........................      1.14        2.32        (.45)      (2.33)       2.34
                                                       -------     -------     -------     -------     -------
Less: Dividends and Distributions
Dividends from net investment income ...............      (.39)       (.44)       (.46)       (.16)         -0-
Distributions from net realized gains ..............        -0-         -0-         -0-       (.07)         -0-
                                                       -------     -------     -------     -------     -------
Total dividends and distributions ..................      (.39)       (.44)       (.46)       (.23)         -0-
                                                       -------     -------     -------     -------     -------
Net asset value, end of period .....................    $11.50      $10.75      $ 8.87      $ 9.78      $12.34
                                                       =======     =======     =======     =======     =======
Total Return
Total investment return based on net asset value (d)     10.79%      26.69%      (5.11)%    (19.07)%     23.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........   $39,417     $29,124     $17,852     $17,080     $13,694
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....       .95%        .95%        .95%        .95%        .95%(e)
   Expenses, before waivers and reimbursements .....      1.39%       1.67%       1.72%       1.77%       2.31%(e)
   Net investment income (b) .......................      4.32%       4.87%       5.96%       4.98%       5.47%(e)
Portfolio turnover rate ............................        33%         25%         37%         27%         26%

----------

See footnote summary on page 15.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                              -----------------
                                                                  CLASS B
                                                              -----------------
                                                              April 24, 2001(f)
                                                                     to
                                                                December 31,
                                                                    2001
                                                              -----------------

Net asset value, beginning of period ......................       $10.46
                                                                  ------
Income From Investment Operations
Net investment income (b)(c) ..............................          .31
Net realized and unrealized gain on investment transactions         1.11
                                                                  ------
Net increase in net asset value from operations ...........         1.42
                                                                  ------
Less: Dividends and Distributions
Dividends from net investment income ......................         (.39)
Distributions from net realized gains .....................           -0-
                                                                  ------
Total dividends and distributions .........................         (.39)
                                                                  ------
Net asset value, end of period ............................       $11.49
                                                                  ======
Total Return
Total investment return based on net asset value (d) ......        13.77%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .................       $5,603
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ............         1.20%(e)
   Expenses, before waivers and reimbursements ............         1.84%(e)
   Net investment income (b) ..............................         4.40%(e)
Portfolio turnover rate ...................................           33%

----------

(a)   Commencement of operations.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c)   Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

(f)   Commencement of distribution.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
AllianceBernstein Real Estate Investment Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Real Estate Investment Portfolio (the "Portfolio"), (one of the Portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Real Estate Investment Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

New York, New York
February 12, 2002

ALLIANCEBERNSTEIN
REAL ESTATE INVESTMENT PORTFOLIO          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

----------

(1)   Member of the Audit Committee.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

                                          Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND             OTHER
     NAME, ADDRESS,                           PRINCIPAL                                COMPLEX         DIRECTORSHIPS
     AGE OF DIRECTOR                        OCCUPATION(S)                            OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                          DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 56,            President, Chief Operating Officer and                  113               None
1345 Avenue of the Americas,     a Director of ACMC, with which he has
New York, NY 10105 (12)          been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,                Formerly an Executive Vice President and                 88          Ecolab Incorp.;
P.O. Box 4623,                   the Chief Insurance Officer of the Equitable                         BP Amoco Corp.
Stamford, CT 06903 (10)          Life Assurance Society of the United States;
                                 Chairman and Chief Executive Officer of Evlico;
                                 a Director of Avon, Tandem Financial Group and
                                 Donaldson, Lufkin & Jenrette Securities
                                 Corporation. She is currently a Director of
                                 Ecolab Incorporated (specialty chemicals) and
                                 BP Amoco Corporation (oil and gas).

David H. Dievler,#+ 72,          Independent consultant. Until December 1994,             94               None
P.O. Box 167,                    Senior Vice President of ACMC responsible
Spring Lake, New Jersey          for mutual fund administration. Prior to joining
07762 (12)                       ACMC in 1984, Chief Financial Officer of
                                 Eberstadt Asset Management since 1968. Prior
                                 to that, Senior Manager at Price Waterhouse
                                 & Co. Member of American Institute of
                                 Certified Public Accountants since 1953.

John H. Dobkin,#+ 59,            Consultant. Currently, President of the Board            91               None
P.O. Box 12,                     of Save Venice, Inc. (preservation organization).
Annandale, New York              Formerly a Senior Advisor from June 1999 -
12504 (10)                       June 2000 and President from December 1989 -
                                 May 1999 of Historic Hudson Valley (historic
                                 preservation). Previously, Director of the
                                 National Academy of Design. During 1988-92,
                                 Director and Chairman of the Audit Committee of
                                 ACMC.

----------

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

ALLIANCEBERNSTEIN
REAL ESTATE INVESTMENT PORTFOLIO          Alliance Variable Products Series Fund
================================================================================

                                                                                     PORTFOLIOS
                                                                                       IN FUND             OTHER
     NAME, ADDRESS,                           PRINCIPAL                                COMPLEX         DIRECTORSHIPS
     AGE OF DIRECTOR                        OCCUPATION(S)                            OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                          DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr.,#+ 69,     Investment Adviser and an independent                   110               None
Room 100,                        consultant. Formerly Senior Manager of
2 Greenwich Plaza,               Barrett Associates, Inc., a registered
Greenwich, Connecticut           investment adviser, with which he had been
06830 (12)                       associated since prior to 1997. Formerly
                                 Deputy Comptroller of the State of New York
                                 and, prior thereto, Chief Investment Officer of
                                 the New York Bank for Savings.

Clifford L. Michel,#+ 62,        Senior Counsel of the law firm of Cahill                 91          Placer Dome, Inc.
St. Bernard's Road,              Gordon & Reindel, with which he has been
Gladstone, New Jersey            associated since prior to 1997. President
07934 (10)                       and Chief Executive Officer of Wenonah
                                 Development Company (investments) and
                                 a Director of Placer Dome, Inc. (mining)

Donald J. Robinson,#+ 67,        Senior Counsel of the law firm of Orrick,               103               None
98 Hell's Peak Road,             Herrington & Sutcliffe LLP since January 1997.
Weston, Vermont 05161 (6)        Formerly a senior partner and a member of
                                 the Executive Committee of that firm. Member
                                 of the Municipal Securities Rulemaking
                                 Board and a Trustee of the Museum of the
                                 City of New York.

----------

*     There is no stated term of office for the Fund's Directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

ALLIANCEBERNSTEIN
REAL ESTATE INVESTMENT PORTFOLIO          Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's officers is set forth below.

        NAME AND
        ADDRESS,*           PRINCIPAL POSITION(S)   OCCUPATION DURING
        AND (AGE)              HELD WITH FUND         PAST 5 YEARS
--------------------------------------------------------------------------------

John D. Carifa, 56          Chairman & President    See biography above.

Kathleen A. Corbet, 42      Senior Vice President   Executive Vice President of
                                                    ACMC, with which she has
                                                    been associated since prior
                                                    to 1997.

Alfred L. Harrison, 64      Senior Vice President   Vice Chairman of ACMC, with
                                                    which he has been associated
                                                    since prior to 1997.

Wayne D. Lyski, 60          Senior Vice President   Executive Vice President of
                                                    ACMC, with which he has been
                                                    associated with since prior
                                                    to 1997.

David A. Kruth, 38          Vice President          Vice President of ACMC, with
                                                    which he has been associated
                                                    since 1997.

Daniel G. Pine, 50          Vice President          Senior Vice President of
                                                    ACMC, with which he has been
                                                    associated since prior to
                                                    1997.

Edmund P. Bergan, Jr., 51   Secretary               Senior Vice President and
                                                    the General Counsel of
                                                    Alliance Fund Distributors,
                                                    Inc. (AFD) and Alliance
                                                    Global Investor Services
                                                    Inc. ("AGIS"), with which he
                                                    has been associated since
                                                    prior to 1997.

Mark D. Gersten, 51         Treasurer and Chief     Senior Vice President of
                            Financial Officer       AGIS, with which he has been
                                                    associated since prior to
                                                    1997.

Thomas R. Manley, 50        Controller              Vice President of ACMC, with
                                                    which he has been associated
                                                    since prior to 1997.

----------


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.

                      (This page left intentionally blank.)